Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
24. Subsequent events

On February 15, 2016, the Partnership paid a $0.4125 per unit distribution with respect to the fourth quarter of 2015. The total amount of distributions was $10.9 million.

On February 28, 2016, the Partnership entered into agreements with Höegh LNG to extend the maturities of the $47 million seller’s credit note related to the Höegh Gallant and the currently undrawn $85 million revolving credit facility to January 1, 2020.

On April 22, 2016 the Partnership declared a quarterly cash distribution with respect to the quarter ended March 31, 2016 of $0.4125 per unit, to be paid on May 13, 2016 to all unitholders of record as of the close of the business on May 3, 2016.